                                                                    EXHIBIT 99.8

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING PULP CHEMICALS, INC.            PETITION DATE:      07/16/01

                                                    CASE NUMBER:  01-37812-H4-11


MONTHLY OPERATING REPORT SUMMARY FOR MONTH: AUGUST  YEAR: 2001

                 MONTH                   7/16/01-8/31/01
-----------------------------------------------------------------------------------
REVENUES (MOR-6)                         $ 4,044,462    $--     $--     $--     $--     $--

INCOME BEFORE INT. DEPREC./TAX (MOR-6)   $   503,539    $--     $--     $--     $--     $--

NET INCOME (LOSS) (MOR-6)                $  (109,322)   $--     $--     $--     $--     $--

PAYMENTS TO INSIDERS (MOR-9)             $        --    $--     $--     $--     $--     $--

PAYMENTS TO PROFESSIONALS (MOR-9)        $        --    $--     $--     $--     $--     $--

TOTAL DISBURSEMENTS (MOR-7)              $ 6,975,175    $--     $--     $--     $--     $--


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
   AS OF SIGNATURE DATE                                  EXP.
     See attachment 2                                    DATE
------------------------------
CASUALTY                           YES ( x) NO (  )  08-01-02
LIABILITY                          YES ( x) NO (  )  07-01-02
VEHICLE                            YES ( x) NO (  )  07-01-02
WORKER'S                           YES ( x) NO (  )  07-01-02
OTHER                              YES ( x) NO (  )  various


ATTORNEY NAME:                     Jeff Spiers

FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms?     NO

Are all post-petition liabilities, including taxes, being paid with terms?  YES

Have any pre-petition liabilities been paid? YES       If so, describe

                                See Attachment 3
-------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business?  NO


If so, describe
                ---------------------------------------------------------------
-------------------------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current?     YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
-------------------------------------------------------------------------------


                    I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                    SIGNED /s/ PAUL VANDERHOVEN
                          ---------------------------------------------------
                                        (ORIGINAL SIGNATURE)

                    TITLE  VP Finance, CFO
                           --------------------------------------------------

MOR-1

CASE NAME:  STERLING PULP CHEMICALS, INC.           CASE NUMBER:  01-37812-H4-11

                                                                                                         PAID
  COVERAGE       POLICY PERIOD   POLICY NO.                LIMITS                     CARRIER           THROUGH
---------------------------------------------------------------------------------------------------------------
See Attachment 2


MOR-1 ATTACHMENT 2

                                                                     Page 1 of 3
                                                                         9/14/01

                              SUMMARY OF COVERAGES
                      FOR STERLING CHEMICALS HOLDINGS, INC.



NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS                 INSURANCE CO.       TERM      EXPIRE        EXPOSURE BASE
---    -----------------               --------------                 -------------       ----      ------        -------------
 1   Workers Compensation      Statutory - $1,000,000 Employers      American Guar.      1 year    07/01/2002  Total annual
                               Liability.                            Zurich US                                 remuneration
                               Ded. $250,000 per accident.

 2   Automobile Liability      $2,000,000 ea. occurrence.            American Guar.      1 year    07/01/2002  Number of vehicles
                               Ded. $25,000 per occurrence.          Zurich Amer.                              owned and leased

 3   Excess Liability          $5,000,000 ea. occurrence and         Primex, Ltd         1 year    07/01/2002  Annual revenues and
     Excess to $1 Million SIR  aggregate.  Excess $1,000,000 GL                                                remuneration
                               $2,000,000 AL.

 4   Excess Liability          $20,000,000 ea. loss and              Primex, Ltd.        1 year    07/01/2002  Included
                               aggregate.                            (Reinsured through
                                                                     AIG.)

 5   Excess Liability          $50,000,000 ea. loss and              Gerling Global      1 year    07/01/2002  Flat charge - based
                               aggregate.                                                                      on exposures and
                                                                                                               risk potential

 6   Excess Liability          $100,000,000 ea. loss and             Lloyd's             1 year    07/01/2002  Flat charge - based
                               aggregate.                            Lore                                      on exposures and
                                                                                                               risk potential

 7   Excess Liability          $50,000,000                           Zurich              1 year    07/01/2002  Flat charge

 8   Excess Liability          $50,000,000                           AIG                 1 year    07/01/2002  Flat Charge


NO.    TYPE OF INSURANCE                      ANNUAL PREMIUM
---    -----------------                      --------------
 1   Workers Compensation          $195,653 - Audit at (AFCO) expiration.
                                   Plus all losses within deductible. Paid
                                   through 10/1/01.


 2   Automobile Liability          $92,955  (AFCO) Paid through 10/1/01.


 3   Excess Liability              $451,090 Annual - Half on 7/1/01; 1/2
     Excess to $1 Million SIR      on 1/1/02. Paid through 1/1/02.


 4   Excess Liability              Included - Paid through 1/1/02.



 5   Excess Liability              $295,000 - Paid through expiration.



 6   Excess Liability              $241,886 - Paid through expiration.



 7   Excess Liability              $109,210 - Paid through expiration.

 8   Excess Liability              $80,938 - Paid through expiration.



                                                                     Page 2 of 3
                                                                         9/14/01


NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS                 INSURANCE CO.       TERM      EXPIRE        EXPOSURE BASE
---    -----------------               --------------                 -------------       ----      ------        -------------
 9   Excess Liability          $50,000,000                           Starr Excess        1 year    07/01/2002  Flat Charge

 10  Marine Terminal           $50,000,000 ea. occurrence.           New Hampshire       1 year    07/01/2002  Based on volume
     Operators Liability and   Ded. $25,000 per occurrence           Ins. Co. thru Marsh                       throughput and no.
     Charterer's Legal         $100,000 pollution per occurrence.    London                                    chartered vessels.
     Liability

 11  Excess Marine Liability   $24,000,000 excess of MTO, CLL,       XL Specialty        1 year    07/01/2002  Volume thru put &
                               P&L                                   Brockbank &                               vessels docked.
                                                                     Liberty Und.

 12  Excess Marine Liability   $25,000,000 excess $24,000,000        XL Specialty        1 year    07/01/2002  Flat
                                                                     Brockbank & N.Y.
                                                                     Marine Gen. Ins.

 13  Property Damage,          $ Total insured values combined all-  Munich Re: et. al   1 year    08/01/2002  Property Values.-PD
     Business Interruption and risk. Sublimits: Flood - $100 mil.,                                             Income values - BI
     Boiler & Machinery        Earthquake - $100 mil., $10 mil                                                 PML, fire protection
                               extra expense. Ded.: Petrochem                                                  available; many other
                               $1,000,000 PD, 10 day - BI. Pulp &                                              factors.
                               Fibers - $1 mil. PD/BI.

 14  Directors &               $15,000,000 each loss and each        National Union      1 year    08/21/2002  Various
     Officers Liability        policy year.  Ded. $1,000,000 Corp.   Indemnity

 15  Excess Directors &        $10,000,000 excess of Primary         Hartford            1 year    08/21/2002  Various
     Officers Liability        D&O

 16  Directors & Officers      $10,000,000                           XL Specialty Ins.   1 year    08/21/2002  Various
     Liability                                                       Co.


NO.    TYPE OF INSURANCE                      ANNUAL PREMIUM
---    -----------------                      --------------
 9   Excess Liability               $62,500 - Paid through expiration.

 10  Marine Terminal                $27,000 (AFCO) Min. premium &
     Operators Liability and        deposit. Paid through 10/1/01.
     Charterer's Legal
     Liability

 11  Excess Marine Liability        $57,375 - Paid through 10/1/01.



 12  Excess Marine Liability        $21,250 - Paid through 10/1/01.



 13  Property Damage,               Annual - Financed through AFCO.
     Business Interruption and      $4.0M (est.) Paid through 10/1/01.
     Boiler & Machinery




 14  Directors &                    $316,000 (15 mos.) - Paid through
     Officers Liability             expiration.

 15  Excess Directors &             $223,700 (15 mos.) - Paid through
     Officers Liability             expiration.

 16  Directors & Officers           $115,000 (15 mos.) - Paid through
     Liability                      expiration.

                                                                     Page 3 of 3
                                                                         9/14/01


NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS                 INSURANCE CO.       TERM      EXPIRE        EXPOSURE BASE
---    -----------------               --------------                 -------------       ----      ------        -------------
 17  Employee Dishonesty &     $5,000,000 each Insuring              Texas Pacific       1 year    10/01/2001  Various
     Depositor's Forgery       Agreement. Ded. $25,000.              Chubb

 18  Hull & Machinery and      Barge Hull Value                      Zurich-Americano    1 year    07/01/2002  Hull & Machinery
     Protection & Indemnity    (M-25 = $1,500,000)                   Insurance Co.                             values
                               Ded. $5,000 per loss.
                               $1,000,000 P&I

 19  Pollution Insurance       Section A - $250,000                  Water Quality       1 year    07/01/2002  Hull gross registered
                               Section B - $5,000,000                Insurance                                 tonnage
                               CERCLA - $5,000,000                   Syndicate

 20  Marine and Railroad       $12,000,000 any one vessel            Mutual Marine       1 year    Continuing  Declared shipment
     Cargo                     $1,000,000 any one barge                                                        values
                               $1,000,000 any one rail ship.
                               $100,000 any one truck

 21  Office Contents           $1,000,000                            Phoenix Assur.      1 year    10/01/2001  Limit

 22  Duty Drawback Bond        $1,000,000                            Washington          1 year    Continuing  Limit
                                                                     International

 23  Fiduciary                 $10,000,000                           National Union      1 year    08/21/2002  Various
                               Ded. $250,000 per occurrence

 24  Environmental             $4,000,000 per loss                   ECS                 1 year    01/15/2002  Loss Potential
     Impairment Liability      $8,000,000 aggregate                  (Indian Harbor)
     (Petrochem & Fibers)

 25  Closure/Post Closure      $1,995,222 Combined                   Underwriters        1 year    Continuous  Estimated
     Bonds - Petrochem                                               Indemnity                                 Closure/Post Closure
                                                                                                               Costs


NO.    TYPE OF INSURANCE                      ANNUAL PREMIUM
---    -----------------                      --------------
 17  Employee Dishonesty &        $20,000 Paid through 10/1/01.
     Depositor's Forgery

 18  Hull & Machinery and         $29,378  (AFCO) Paid through 10/1/01.
     Protection & Indemnity



 19  Pollution Insurance          $4,258 (AFCO) Paid through 10/1/01.



 20  Marine and Railroad          $40,000 Annual Approx. Paid through 10/1/01.
     Cargo



 21  Office Contents              $4,500 - Paid through expiration.

 22  Duty Drawback Bond           $2,875 - Paid through 11/17/01.


 23  Fiduciary                    $22,000 - Financed through Imperial. Renewal
                                  binder issued. Processing annual payment.


 24  Environmental                $106,200 -  Financed through AFCO. Paid
     Impairment Liability         through 1/15/02.
     (Petrochem & Fibers)

 25  Closure/Post Closure         $40,610 Paid through 1/1/02.
     Bonds - Petrochem


ANNUAL TOTAL:                   $3,459,260 *

       *Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

ATTACHMENT 3
POSTPETITION PAYMENT OF PREPETITION LIABILITIES

VENDOR                                                 AMOUNT        ORDER

STERLING PULP CHEMICALS, INC.  CASE #01-37812-H4-11
Norfolk Southern Railway                             $    62,827.78  Shippers
CSX Transportation                                   $     8,882.00  Shippers
Albany Scale Co.                                     $     4,096.75  Critical Vendor
Davidson Transport                                   $     5,797.49  Shippers
                                                     --------------
    TOTAL                                            $    81,604.02
                                                     ==============

STERLING PULP US, INC. CASE #01-37811-H4-11
Canada Customs & Revenue Agency                      $     1,840.45
                                                     ==============
STERLING FIBERS, INC. CASE #01-37808-H4-11

Crocker Technical Papers                             $    77,244.52  Critical Vendor
Direct Line Commodities                              $    18,530.10  Critical Vendor
Celedon Trucking Services                            $    20,986.49  Shippers
Mini Fibers, Inc.                                    $   127,665.67  Critical Vendor
DeRijke                                              $    12,129.02
Engineered Fibers Tech (EFT)                         $    14,101.44  Critical Vendor
CSX Transportation                                   $    14,411.88  Shippers
Shaskikumar Daftary                                  $       238.97  Independent contractor
Charlie Hummel                                       $     2,160.00  Independent contractor
Ceridian Employer Services                           $       246.67  Payroll/Benefit Admin   payroll service provider
A Agrawal                                            $     2,522.32  Payroll/Benefit Admin   (expense reimbursement)
H Chever                                             $       521.80  Payroll/Benefit Admin   (expense reimbursement)
NDCunningham                                         $       390.00  Shippers
Affiliated Brokers                                   $        97.04  Shippers
J Hagerott                                           $     1,757.02  Payroll/Benefit Admin   (expense reimbursement)
B Montz                                              $       752.79  Payroll/Benefit Admin   (expense reimbursement)
                                                     --------------
    TOTAL                                            $   293,755.73
                                                     ==============

STERLING CHEMICALS, INC. CASE #01-37806-H4-11
Aubrey Cannon                                        $       325.58  Payroll/Benefit Admin   (expense reimbursement)
Charles Cannon                                       $        16.38  Payroll/Benefit Admin   (expense reimbursement)
Karol Cripps                                         $        45.00  Payroll/Benefit Admin   (expense reimbursement)
Greg Escamilla                                       $        80.25  Payroll/Benefit Admin   (expense reimbursement)
Gene Kenyon                                          $     1,327.42  Payroll/Benefit Admin   (expense reimbursement)
Dennis Kos                                           $       324.78  Payroll/Benefit Admin   (expense reimbursement)
Wes Noel                                             $        62.10  Payroll/Benefit Admin   (expense reimbursement)
Jack Pollock                                         $        45.72  Payroll/Benefit Admin   (expense reimbursement)
                                                     --------------
Total Employee Exp. Reimbursements                   $     2,227.23
                                                     --------------

Blue Cross & Blue Shield of Florida                  $   170,716.53  payroll/benefit admin
Crawford & Company                                   $     1,819.85  Workers Comp
AFCO                                                 $    10,220.80  Insurance Coverage
Bayport Occupational Med                             $    11,812.00  Independent Contractor
BNSF Railroad                                        $   157,944.95  Shippers
Ceridian                                             $     1,277.29  payroll/benefit admin
Federal Express                                      $     1,502.71  Shippers
Imperial Premium Finance                             $    10,584.23  Insurance Coverage
Jeil Marine                                          $    26,629.16  Shippers
Prescription Solutions                               $   178,558.97  payroll/benefit admin
Union Pacific Railroad                               $    48,700.00  Shippers
Woolim Shipping                                      $    68,676.82  Shippers
                                                     --------------
Total Vendor Payments                                $   688,443.31
                                                     --------------

CIT Revolving Credit Facility                        $95,279,975.09
                                                     --------------
    TOTAL                                            $95,970,645.63
                                                     ==============
TOTAL DEBTOR PREFILE LIAB. PAID                      $96,347,845.83
                                                     --------------

SUMMARY

CIT Revolving Credit Facility                        $95,279,975.09
Critical Vendors                                     $   241,638.48
Shippers                                             $   416,846.32
Other                                                $   409,385.94
                                                     --------------
TOTAL                                                $96,347,845.83


STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED JULY 16, 2001
(IN THOUSANDS) (UNAUDITED)


                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING CANADA,
                                         HOLDINGS INC.                   INC.                ENERGY, INC.               INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11         01-37810-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $   1,362                 $   9,138             $  (1,208)                $    271
        Trade accounts receivable, net              -                    43,168                   327                    3,662
        Other Receivables                           -                     1,268                     -                    4,242
        Due from affiliates                         -                    21,298                 9,115                   20,231
        Inventories                                 -                    30,554                     -                        -
        Prepaid expenses                           12                     1,390                     -                        -
        Deferred income tax benefit                 -                         -                     -                        -
                                            ---------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,374                   106,816                 8,234                   28,406

Property, plant and equipment, net                  -                   131,928                 3,482                        -
Deferred income taxes                               -                         -                     -                        -
Investments-Third Party                             -                     6,262                     -                        -
Investments in Subs                            35,060                    95,073                     -                  297,161
Other assets                                    7,354                    26,496                 4,762                   14,198
                                            ---------------------------------------------------------------------------------------

TOTAL ASSETS                                $  43,788                 $ 366,575             $  16,478                 $339,765
                                            =======================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Pre-Petition liabilities:
        Notes Payable - Secured *                   -                   227,848                     -                   67,152
        Secured Debt Accrued Interest *             -                    14,176                     -                    4,201
        Revolver                                    -                    90,018                     -                        -
        Unsecured debt                        192,879                   297,064                 1,144                  270,594
        Other / Intercompany                        -                   201,020                     -                    5,016
        Deferred income taxes                       -                         -                     -                        -


Common stock held by new ESOP                       -                       254                     -                        -
Less: Unearned compensation                         -                      (458)                    -                        -
Redeemable preferred stock                     26,541                   (15,448)                    -                        -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                        75                     1                       48
        Additional paid-in capital           (367,555)                 (229,904)                    -                   83,348
        Retained earnings                     191,923                  (215,396)               15,333                  (90,594)
        Pension adjustment                          -                      (134)                    -                        -
        Accumulated translation adj.                -                         -                     -                        -
        Deferred compensation                       -                       (3)                     -                        -
                                            ---------------------------------------------------------------------------------------
                                             (175,632)                 (445,362)               15,334                   (7,198)
        Treasury stock at cost                      -                    (2,537)                    -
                                            ---------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (175,632)                 (447,899)               15,334                   (7,198)


TOTAL LIABILITIES AND EQUITY                $  43,788                 $ 366,575             $  16,478                 $339,765
                                            =======================================================================================
                                            $       -                 $       -             $       -                 $      -




                                         ------------------------------------------------------------------------------------------
                                            STERLING PULP             STERLING PULP       STERLING FIBERS        STERLING CHEMICALS
                                          CHEMICALS US, INC.         CHEMICALS, INC.           INC.                 INT'L, INC.
ASSETS                                      01-37811-H4-11           01-37812-H4-11       01-37808-H4-11           01-37809-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:

        Cash and cash equivalents           $       -                 $     309             $     714                 $       -
        Trade accounts receivable, net          1,035                     4,546                 4,639                         -
        Other Receivables                           -                         -                    37                     2,971
        Due from affiliates                       156                     3,077                     -                         -
        Inventories                               339                     1,725                10,983                         -
        Prepaid expenses                            -                         -                     -                     (283)
        Deferred income tax benefit                 -                         -                     -                         -
                                            ----------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,530                     9,657                16,373                     2,688

Property, plant and equipment, net                  -                    45,184                 6,407                         -
Deferred income taxes                               -                         -                     -                         -
Investments-Third Party                             -                         -                     -                         -
Investments in Subs                             3,199                         -                     -                         -
Other assets                                        -                         -                 1,828                     2,811
                                            ----------------------------------------------------------------------------------------

TOTAL ASSETS                                $   4,729                 $  54,841             $  24,608                 $   5,499
                                            ========================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Pre-Petition liabilities:
        Notes Payable - Secured *                   -                         -                57,221                     3,652
        Secured Debt Accrued Interest *             -                         -                 3,580                       228
        Revolver                                    -                         -                     -                         -
        Unsecured debt                            236                    62,551                62,331                       840
        Other / Intercompany                        -                         -                14,125                         -
        Deferred income taxes                       -                                                                         -

Common stock held by new ESOP                       -                         -                    35                         -
Less: Unearned compensation                         -                         -                   458                         -
Redeemable preferred stock                          -                         -                15,448                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                         -                     -                         -
        Additional paid-in capital             (5,370)                    3,199                 9,676                         -
        Retained earnings                        (877)                  (10,909)             (138,266)                      779
        Pension adjustment                          -                         -                     -                         -
        Accumulated translation adj.                -                         -                     -                         -
        Deferred compensation                       -                         -                     -                         -
                                            ----------------------------------------------------------------------------------------
                                                4,493                    (7,710)             (128,590)                      779
        Treasury stock at cost
                                            ----------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                      4,493                    (7,710)             (128,590)                      779


TOTAL LIABILITIES AND EQUITY                $   4,729                 $  54,841            $   24,608                 $   5,499
                                            ========================================================================================
                                            $       -                 $       -            $        -                 $       -







                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -             $   10,586
        Trade accounts receivable, net              -                 57,377
        Other Receivables                      (2,971)                 5,547
        Due from affiliates                   (50,909)                 2,968
        Inventories                                 -                 43,601
        Prepaid expenses                            -                  1,119
        Deferred income tax benefit                 -                      -
                                            ------------------------------------
TOTAL CURRENT ASSETS                          (53,880)               121,198

Property, plant and equipment, net                  -                187,001
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,262
Investments in Subs                          (398,721)                31,772
Other assets                                       (1)                57,448
                                            ----------------------------------

TOTAL ASSETS                                $(452,602)            $  403,681
                                            ====================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (3,808)                18,377
        Revolver                                    -                 90,018
        Unsecured debt                       (129,602)               758,037
        Other / Intercompany                 (201,020)                19,141
        Deferred income taxes                       -                      -


Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 26,541
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (57,298)              (553,164)
        Retained earnings                           -               (248,007)
        Pension adjustment                          -                   (134)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (3)
                                            ------------------------------------
                                              (57,299)              (801,185)

        Treasury stock at cost                                        (2,537)
                                            ------------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (57,299)              (803,722)


TOTAL LIABILITIES AND EQUITY                $(452,602)            $  403,681
                                            ====================================
                                            $       -             $        -











* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)
CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED AUGUST 31, 2001
(IN THOUSANDS)(UNAUDITED)

                                        --------------------------------------------------------------------------------
                                           STERLING       STERLING        STERLING        STERLING      STERLING PULP
                                           CHEMICALS      CHEMICALS       CHEMICALS        CANADA,      CHEMICALS US,
                                         HOLDINGS INC.      INC.         ENERGY, INC.        INC.             INC.
                                        01-37805-H4-11  01-37806-H4-11  01-37807-H4-11  01-37810-H4-11  01-37811-H4-11
                                        --------------------------------------------------------------------------------
ASSETS
Current Assets:
     Cash and cash equivalents          $       1,369   $        2,157  $           --  $          508  $           --
     Trade accounts receivable, net                --           40,055              95           2,445           1,204
     Other Receivables                             --            3,307              --           4,260              --
     Due from affiliates                           --           18,867          11,642          43,376             785
     Inventories                                   --           26,875              --              --             253
     Prepaid expenses                              35            2,390              --              --              --
     Deferred income tax benefit                   --               --              --              --              --
                                        ---------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,404           93,651          11,737          50,589           2,242

Property, plant and equipment, net                 --          129,048           3,389              --              --
Deferred income taxes                              --               --              --              --              --
Investments-Third Party                            --            6,262              --              --              --
Investments in Subs                            35,060           95,073              --         297,161           3,199
Other assets                                    7,258           20,622           4,339           7,848              --
                                        ----------------------------------------------------------------------------------
TOTAL ASSETS                            $      43,722   $      344,656  $       19,465  $      355,598  $        5,441
                                        ==================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                   2           95,939           2,240          20,216             780
Pre-Petition liabilities:
     Notes Payable - Secured *                     --          227,848              --          67,152              --
     Secured Debt Accrued Interest *               --           17,701              --           5,240              --
     Unsecured debt                           192,878          277,993           1,351         265,001             231
     Other / Intercompany                          --          201,020              --           4,904              --
     Deferred income taxes                         --               --              --              --              --

Common stock held by new ESOP                      --              254              --              --              --
Less: Unearned compensation                        --             (458)             --              --              --
Redeemable preferred stock                     26,541          (15,203)             --              --              --
STOCKHOLDERS' EQUITY:                              --
     Common stock, $.01 par value                  --               75               1              48              --
     Additional paid-in capital              (367,555)        (229,904)             --          83,348           5,370
     Retained earnings-Filing Date            191,923         (215,396)         15,333         (90,594)           (877)
     Retained earnings-Post Filing Date           (67)         (12,538)            540             283             (63)
     Pension adjustment                            --             (135)             --              --              --
     Accumulated translation adj.                  --               --              --              --              --
     Deferred compensation                         --               (3)             --              --              --
                                        ---------------------------------------------------------------------------------
                                             (175,699)        (457,901)         15,874          (6,915)          4,430
     Treasury stock at cost                        --           (2,537)             --              --              --
                                        ---------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (175,699)        (460,438)         15,874          (6,915)          4,430

TOTAL LIABILITIES AND EQUITY            $      43,722   $      344,656  $       19,465  $      355,598  $        5,441
                                        =================================================================================
                                        $          --   $           --  $           --  $           --  $           --

                                        --------------------------------------------------------------------------
                                        STERLING PULP      STERLING       STERLING                      DEBTORS
                                          CHEMICALS,        FIBERS        CHEMICALS
                                             INC.             INC.        INT'L, INC.
                                        01-37812-H4-11  01-37808-H4-11  01-37809-H4-11  ELIMINATIONS  CONSOLIDATED
                                        --------------------------------------------------------------------------
ASSETS
Current Assets:
     Cash and cash equivalents          $          (79) $          361  $           --  $         --  $      4,316
     Trade accounts receivable, net              4,177           4,724              --            --        52,700
     Other Receivables                                              37              --            --         7,604
     Due from affiliates                         6,855           2,811           3,094       (83,255)        4,175
     Inventories                                 1,693           8,863              --            --        37,684
     Prepaid expenses                                               --            (283)           --         2,142
     Deferred income tax benefit                    --              --              --            --            --
                                        --------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            12,646          16,796           2,811       (83,255)      108,621

Property, plant and equipment, net              44,633           6,352              --            --       183,422
Deferred income taxes                               --              --              --            --            --
Investments-Third Party                             --              --              --            --         6,262
Investments in Subs                                 --              --              --      (398,721)       31,772
Other assets                                        --           1,452           2,777            (1)       44,295
                                        --------------------------------------------------------------------------
TOTAL ASSETS                            $       57,279  $       24,600  $        5,588  $   (481,977) $    374,372
                                        ==========================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                2,620           3,433              13       (27,514)       97,729
Pre-Petition liabilities:
     Notes Payable - Secured *                      --          57,221           3,652       (60,873)      295,000
     Secured Debt Accrued Interest *                --           4,465             285        (4,750)       22,941
     Unsecured debt                             62,478          73,333             840      (130,521)      743,584
     Other / Intercompany                                           --              --      (201,020)        4,904
     Deferred income taxes                          --              --              --            --            --

Common stock held by new ESOP                       --              35              --            --           289
Less: Unearned compensation                         --             458              --            --            --
Redeemable preferred stock                          --          15,448              --            --        26,786
STOCKHOLDERS' EQUITY:
     Common stock, $.01 par value                   --              --              --            (1)          123
     Additional paid-in capital                  3,199           9,676              --       (57,298)     (553,164)
     Retained earnings-Filing Date             (10,909)       (138,266)            779            --      (248,007)
     Retained earnings-Post Filing Date           (109)         (1,203)             19            --       (13,138)
     Pension adjustment                             --              --              --            --          (135)
     Accumulated translation adj.                   --              --              --            --            --
     Deferred compensation                          --              --              --            --            (3)
                                        --------------------------------------------------------------------------
                                                (7,819)       (129,793)            798       (57,299)     (814,324)
     Treasury stock at cost                         --              --              --            --        (2,537)
                                        --------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                      (7,819)       (129,793)            798       (57,299)     (816,861)

TOTAL LIABILITIES AND EQUITY            $       57,279  $       24,600  $        5,588  $   (481,977) $    374,372
                                        ==========================================================================
                                        $           --  $           --  $           --  $         --  $         --

* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.

MOR 2 - 3

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

FOR THE PERIOD ENDING AUGUST 31, 2001

          (IN THOUSANDS)

   SCHEDULE OF POST-PETITION LIABILITIES

                                      ----------------------------------------------------------------------------------------------
                                         STERLING       STERLING        STERLING        STERLING      STERLING PULP   STERLING PULP
                                         CHEMICALS      CHEMICALS       CHEMICALS        CANADA,      CHEMICALS, US,    CHEMICALS,
                                       HOLDINGS INC.      INC.         ENERGY, INC.        INC.            INC.            INC.
                                      01-37805-H4-11  01-37806-H4-11  01-37807-H4-11  01-37810-H4-11  01-37811-H4-11  01-37812-H4-11
                                      ----------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $         2  $       28,667  $        2,240  $          807  $          779  $     1,029
ROYALTY AND REVENUE PAYABLE                       --              --              --              --              --           --
NOTES PAYABLE                                     --              --              --          19,409              --           --
TAX PAYABLE:                                      --              --              --              --              --           --
    Federal Payroll Taxes                         --              --              --              --              --           --
    State Payroll & Sales                         --              48              --              --              --           --
    Ad Valorem Taxes                              --              --              --              --              --           --
    Other Taxes (Property/franchise)              --             925              --              --              --           40
TOTAL TAXES PAYABLE                      $        --  $          973  $           --  $           --   $          --  $        40
SECURED DEBT POST-PETITION                        --          41,472              --              --              --           --
ACCRUED INTEREST PAYABLE                          --             234              --              --              --           --
*ACCRUED PROFESSIONAL FEES:                       --           2,000              --              --              --           --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs            --          22,593              --              --               1        1,551
  2.  Lease Operating Expenses/Capital            --              --              --              --              --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $         2  $       95,939  $        2,240  $       20,216  $          780  $     2,620
====================================================================================================================================



                                        -------------------------------------------------------------
                                             STERLING       STERLING
                                              FIBERS        CHEMICALS
                                                INC.        INT'L, INC.                    DEBTORS
                                          01-37808-H4-11  01-37809-H4-11   ELIMINATIONS  CONSOLIDATED
                                        --------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                    $        3,026  $           13   $     (8,105) $     28,458
ROYALTY AND REVENUE PAYABLE                           --              --             --            --
NOTES PAYABLE                                         --              --        (19,409)           --
TAX PAYABLE:                                          --              --             --            --
    Federal Payroll Taxes                              5              --             --             5
    State Payroll & Sales                             13              --             --            61
    Ad Valorem Taxes                                  --              --             --            --
    Other Taxes (Property/franchise)                 389              --             --         1,354
TOTAL TAXES PAYABLE                       $          407  $           --   $         --  $      1,420
SECURED DEBT POST-PETITION                            --              --             --        41,472
ACCRUED INTEREST PAYABLE                              --              --             --           234
*ACCRUED PROFESSIONAL FEES:                           --              --             --         2,000
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs                --              --             --        24,145
  2.  Lease Operating Expenses/Capital                --              --             --            --
TOTAL POST-PETITION LIABILITIES (MOR-3)   $        3,433  $           13   $    (27,514) $     97,729
=====================================================================================================

*Payment Requires Court Approval


MOR-4

CONSOLIDATED DEBTORS(1)

                                                 (IN THOUSANDS)

                     AGING OF POST-PETITION LIABILITIES(2)

                       MONTH          08/31/2001
                              -----------------------

================================================================================================================================
           DAYS        TOTAL       TRADE ACCTS     FED TAXES     STATE TAXES          AD-VALOREM,              ROYALTY
                                                                                      OTHER TAXES           AND INSURANCE
--------------------------------------------------------------------------------------------------------------------------------
           0-30       $ 97,729      $ 96,309          $  5          $ 61                $ 1,354                $ --
--------------------------------------------------------------------------------------------------------------------------------
           31-60            --            --            --            --                     --                  --
--------------------------------------------------------------------------------------------------------------------------------
           61-90            --            --            --            --                     --                  --
-------------------------------------------------------------------------------------------------------------------------------
           91 +             --            --            --            --                     --                  --
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL      $ 97,729      $ 96,309          $  5          $ 61                $ 1,354                $ --
================================================================================================================================



                          AGING OF ACCOUNTS RECEIVABLE(3)

=============================================================================================================================
     MONTH
-----------------
     0-30                $ 42,120     $ 42,120         $ --                  $ --                   $ --                  $ --
------------------------------------------------------------------------------------------------------------------------------
     31-60                  4,151        4,151           --                    --                     --
------------------------------------------------------------------------------------------------------------------------------
     61-90                  1,154        1,154           --                    --                     --
------------------------------------------------------------------------------------------------------------------------------
     91 +                   5,274        5,274           --                    --                     --
------------------------------------------------------------------------------------------------------------------------------
     TOTAL               $ 52,699     $ 52,699         $ --                  $ --                   $ --                  $ --
==============================================================================================================================

   (1) MOR-5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME:   STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)             CASE NUMBER:  See Each Company Below
FOR THE PERIOD ENDING 7/17/01 TO 8/31/01

        STATEMENT OF INCOME (LOSS)

                                                --------------------------------------------------------------------------------
                                                   STERLING       STERLING        STERLING        STERLING      STERLING PULP
                                                   CHEMICALS      CHEMICALS,      CHEMICALS        CANADA,      CHEMICALS US,
                                                 HOLDINGS, INC.      INC.        ENERGY, INC.        INC.             INC.
                                                01-37805-H4-11  01-37806-H4-11  01-37807-H4-11  01-37810-H4-11  01-37811-H4-11
                                                --------------------------------------------------------------------------------
MONTH

REVENUES (MOR-1)                                $           --  $   36,458,061  $      327,939  $    1,688,935  $      595,406
TOTAL COST OF REVENUES                                      --      38,535,886         327,939          29,600         624,624
GROSS PROFIT                                    $           --  $   (2,077,825) $           --  $    1,659,335  $      (29,218)
=================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $        1,772  $      858,049  $           --  $      406,973  $       32,298
  Insiders Compensation                                     --         173,179              --              --              --
  Professional Fees                                         --       2,015,000              --              --              --
  Other (attach list)                                       --         539,842        (539,842)             --              --

TOTAL OPERATING EXPENSE                         $        1,772  $    3,586,070  $     (539,842) $      406,973  $       32,298
=================================================================================================================================
INCOME BEFORE INT. DEPR/TAX (MOR-1)             $       (1,772) $   (5,663,895) $      539,842  $    1,252,362  $      (61,516)
INTEREST EXPENSE (includes amort of debt fees)          (6,595)      3,553,595              --         250,944              --
DEPRECIATION                                            71,765       3,293,410              --         718,977              --
OTHER (INCOME) EXPENSES*                                    --              --              --              --              --
OTHER ITEMS**                                               --              --              --              --              --
TOTAL INT. DEPR & OTHER ITEMS                   $       65,170  $    6,847,005  $           --  $      969,921  $           --
=================================================================================================================================
NET INCOME BEFORE TAXES                         $      (66,942) $  (12,510,900) $      539,842  $      282,441  $      (61,516)
INCOME TAXES                                                --          27,000              --              --              --
=================================================================================================================================
NET INCOME (LOSS) (MOR-1)                       $      (66,942) $  (12,537,900) $      539,842  $      282,441  $      (61,516)
=================================================================================================================================

                                                --------------------------------------------------------------------------
                                                STERLING PULP      STERLING       STERLING                      DEBTORS
                                                  CHEMICALS,        FIBERS,       CHEMICALS
                                                     INC.             INC.        INT'L, INC.
                                                01-37812-H4-11  01-37808-H4-11  01-37809-H4-11  ELIMINATIONS  CONSOLIDATED
                                                --------------------------------------------------------------------------
MONTH

REVENUES (MOR-1)                                $    4,044,462   $   4,472,168  $      123,655  $   (123,655) $ 47,586,971
TOTAL COST OF REVENUES                               1,909,929       4,472,502              --      (123,655)   45,776,825
GROSS PROFIT                                    $    2,134,533   $        (334) $      123,655  $         --  $  1,810,146
==============================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $    1,630,994   $     209,069  $       13,009  $   (827,114) $  2,325,050
  Insiders Compensation                                     --              --              --            --       173,179
  Professional Fees                                         --              --              --            --     2,015,000
  Other (attach list)                                       --              --              --            --            --
                                                                                                          --            --
TOTAL OPERATING EXPENSE                         $    1,630,994   $     209,069  $       13,009  $   (827,114) $  4,513,229
==============================================================================================================================
INCOME BEFORE INT. DEPR/TAX (MOR-1)             $      503,539   $    (209,403) $      110,646       827,114    (2,703,083)
INTEREST EXPENSE (includes amort of debt fees)              --         921,502          56,498       827,114     5,603,058
DEPRECIATION                                           612,861          71,658          34,500            --     4,803,171
OTHER (INCOME) EXPENSES*                                    --              --              --            --            --
OTHER ITEMS**                                               --              --              --            --            --
TOTAL INT. DEPR & OTHER ITEMS                   $      612,861   $     993,160  $       90,998  $    827,114  $ 10,406,229
==============================================================================================================================
NET INCOME BEFORE TAXES                         $     (109,322)  $  (1,202,563) $       19,648  $         --  $(13,109,312)
INCOME TAXES                                                --              --              --            --        27,000
==============================================================================================================================
NET INCOME (LOSS) (MOR-1)                       $     (109,322)  $  (1,202,563) $       19,648  $         --  $(13,136,312)
==============================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

                                            CASE NUMBER:  SEE EACH COMPANY BELOW

       CASE NAME:   STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
       FOR THE PERIOD ENDING 7/17/01 TO 8/31/01

                                         STERLING           STERLING           STERLING           STERLING         STERLING PULP
                                         CHEMICALS          CHEMICALS,         CHEMICALS           CANADA,         CHEMICALS US,
                                       HOLDINGS, INC.          INC.            ENERGY, INC.          INC.               INC.
                                      01-37805-H4-11     01-37806-H4-11      01-37807-H4-11     01-37810-H4-11     01-37811-H4-11
=================================================================================================================================
OTHER INCOME (EXPENSE) ITEMS:
Equity Earnings in Joint Venture          $     --         $  539,842          $ (539,842)        $     --           $     --
Other                                           --               --                  --                 --                 --




TOTAL OTHER INCOME (EXPENSE) ITEMS        $     --          $ 539,842          $ (539,842)          $   --           $     --
=================================================================================================================================

                                         STERLING PULP       STERLING          STERLING
                                           CHEMICALS,         FIBERS,          CHEMICALS
                                              INC.             INC.            INT'L, INC.                            DEBTORS
                                        01-37812-H4-11    01-37808-H4-11     01-37809-H4-11      ELIMINATIONS     CONSOLIDATED
=================================================================================================================================
OTHER INCOME (EXPENSE) ITEMS:
Equity Earnings in Joint Venture          $     --           $     --           $     --          $     --          $     --
Other                                           --                 --                 --                --                --




TOTAL OTHER INCOME (EXPENSE) ITEMS        $     --           $     --           $     --          $     --          $     --
=================================================================================================================================


MOR-6 ATTACHMENT

CASE NAME:  STERLING PULP CHEMICALS, INC.          CASE NUMBER:  01-37812-H4-11


===================================================================================================================================
CASH RECEIPTS AND                                     8/31/2001 (1)  Sep-01   Oct-01     Nov-01    Dec-01     Jan-02      FILING TO
DISBURSEMENTS                                                                                                               DATE
-----------------------------------------------------------------------------------------------------------------------------------
1. CASH-BEGINNING OF MONTH                             $   308,953    $--       $--       $--       $--       $--       $   308,953
                                                       -----------    ---     -----      ----      ----      ----       -----------
RECEIPTS:
2. CASH SALES                                          $      --      $--       $--       $--       $--       $--       $      --
                                                       -----------    ---     -----      ----      ----      ----       -----------
3. COLLECTION OF ACCOUNTS RECEIVABLE                     4,593,479     --        --        --        --        --         4,593,479
                                                       -----------    ---     -----      ----      ----      ----       -----------
4. LOANS & ADVANCES (attach list)                             --       --        --        --        --        --              --
                                                       -----------    ---     -----      ----      ----      ----       -----------
5. SALE OF ASSETS                                             --       --        --        --        --        --              --
                                                       -----------    ---     -----      ----      ----      ----       -----------
6. OTHER (attach list)                                   1,994,032     --        --        --        --        --         1,994,032
                                                       -----------    ---     -----      ----      ----      ----       -----------
TOTAL RECEIPTS                                         $ 6,587,511    $--       $--       $--       $--       $--       $ 6,587,511
                                                       -----------    ---     -----      ----      ----      ----       -----------
(Withdrawal)Contribution by Individual Debtor MFR-2*           N/A    N/A       N/A       N/A       N/A       N/A               N/A
                                                       -----------    ---     -----      ----      ----      ----       -----------
DISBURSEMENTS:

7. NET PAYROLL                                         $      --      $--       $--       $--       $--       $--       $      --
                                                       -----------    ---     -----      ----      ----      ----       -----------
8. PAYROLL TAXES PAID                                         --       --        --        --        --        --              --
                                                       -----------    ---     -----      ----      ----      ----       -----------
9. SALES, USE & OTHER TAXES PAID                              --       --        --        --        --        --              --
                                                       -----------    ---     -----      ----      ----      ----       -----------
10. SECURED/RENTAL/LEASES                                    4,002     --        --        --        --        --             4,002
                                                       -----------    ---     -----      ----      ----      ----       -----------
11. UTILITIES                                              548,000     --        --        --        --        --           548,000
                                                       -----------    ---     -----      ----      ----      ----       -----------
12. INSURANCE                                                 --       --        --        --        --        --              --
                                                       -----------    ---     -----      ----      ----      ----       -----------
13. INVENTORY PURCHASES                                    188,215     --        --        --        --        --           188,215
                                                       -----------    ---     -----      ----      ----      ----       -----------
14. VEHICLE EXPENSES                                          --       --        --        --        --        --              --
                                                       -----------    ---     -----      ----      ----      ----       -----------
15. TRAVEL & ENTERTAINMENT                                   1,606     --        --        --        --        --             1,606
                                                       -----------    ---     -----      ----      ----      ----       -----------
16. REPAIRS, MAINTENANCE & SUPPLIES                        135,944     --        --        --        --        --           135,944
                                                       -----------    ---     -----      ----      ----      ----       -----------
17. ADMINISTRATIVE & SELLING                               254,459     --        --        --        --        --           254,459
                                                       -----------    ---     -----      ----      ----      ----       -----------
18. OTHER (attach list)                                  5,842,948     --        --        --        --        --         5,842,948
                                                       -----------    ---     -----      ----      ----      ----       -----------
TOTAL DISBURSEMENTS FROM OPERATIONS                    $ 6,975,175    $--       $--       $--       $--       $--       $ 6,975,175
                                                       -----------    ---     -----      ----      ----      ----       -----------
19. PROFESSIONAL FEES                                  $      --      $--       $--       $--       $--       $--       $      --
                                                       -----------    ---     -----      ----      ----      ----       -----------
20. U.S. TRUSTEE FEES                                         --       --        --        --        --        --              --
                                                       -----------    ---     -----      ----      ----      ----       -----------
21. OTHER REORGANIZATION EXPENSES (attach list)               --       --        --        --        --        --              --
                                                       -----------    ---     -----      ----      ----      ----       -----------
TOTAL DISBURSEMENTS                                    $ 6,975,175    $--       $--       $--       $--       $--       $ 6,975,175
                                                       -----------    ---     -----      ----      ----      ----       -----------
22. NET CASH FLOW                                      $  (387,664)   $--       $--       $--       $--       $--       $  (387,664)
                                                       -----------    ---     -----      ----      ----      ----       -----------
23. CASH - END OF MONTH (MOR-2)                        $   (78,711)   $--       $--       $--       $--       $--       $   (78,711)
                                                       ===========    ===     =====      ====      ====      ====       ===========

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

   MOR-7                            *Applies to Individual debtor's only.

CASE NAME:  STERLING PULP CHEMICALS, INC.           CASE NUMBER:  01-37812-H4-11


==========================================================================================================================
OTHER CASH RECEIPTS AND                          8/31/2001 (1)   Sep-01    Oct-01   Nov-01   Dec-01   Jan-02    FILING TO
DISBURSEMENTS:                                                                                                    DATE
--------------------------------------------------------------------------------------------------------------------------

6. OTHER RECEIPTS:
Interest Income                                    $     --        $--      $--      $--      $--      $--      $     --
                                                   ----------     ----      ---      ---      ---      ---      ----------
401(k) Plan Refund                                       --         --       --       --       --       --            --
                                                   ----------     ----      ---      ---      ---      ---      ----------
Cobra Insurance Payment                                  --         --       --       --       --       --            --
                                                   ----------     ----      ---      ---      ---      ---      ----------
Miscellaneous                                            --         --       --       --       --       --            --
                                                   ----------     ----      ---      ---      ---      ---      ----------
Emission Credits                                         --         --       --       --       --       --            --
                                                   ----------     ----      ---      ---      ---      ---      ----------
Trade AR receipts of an affiliated company            448,032       --       --       --       --       --         448,032
                                                   ----------     ----      ---      ---      ---      ---      ----------
(Sterling Pulp Chemicals Ltd.)

Cash advance from Sterling Chemicals                1,546,000       --       --       --       --       --       1,546,000
                                                   ----------     ----      ---      ---      ---      ---      ----------
TOTAL OTHER RECEIPTS                               $1,994,032      $--      $--      $--      $--      $--      $1,994,032
                                                   ----------     ----      ---      ---      ---      ---      ----------
18. OTHER DISBURSEMENTS:

Capital Expenditures                               $     --        $--      $--      $--      $--      $--      $     --
                                                   ----------     ----      ---      ---      ---      ---      ----------
Interest Payment                                         --         --       --       --       --       --            --
                                                   ----------     ----      ---      ---      ---      ---      ----------
Restricted Cash - Bond Funding                           --         --       --       --       --       --            --
                                                   ----------     ----      ---      ---      ---      ---      ----------
Pre-petition checks voided in current period             --         --       --       --       --       --            --
                                                   ----------     ----      ---      ---      ---      ---      ----------
Trade AR receipts of an affiliated company            596,035       --       --       --       --       --         596,035
                                                   ----------     ----      ---      ---      ---      ---      ----------
(Sterling Pulp Chemicals Ltd.)

CIT revolver cash sweep July 17 - Aug 31            5,246,912       --       --       --       --       --       5,246,912
                                                   ----------     ----      ---      ---      ---      ---      ----------
TOTAL OTHER DISBURSEMENTS                          $5,842,948      $--      $--      $--      $--      $--      $5,842,948
                                                   ==========     ====      ===      ===      ===      ===      ==========

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

          MOR-7 ATTACHMENT

CASE NAME:    STERLING PULP CHEMICALS INC.           CASE NUMBER: 01-37812-H3-11



                           CASH ACCOUNT RECONCILIATION

                       MONTH OF            31-AUG-01
                                ---------------------------------

BANK NAME
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                                                                                                                 TOTAL
----------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                                    $ -        $ -                                                                $ -
----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                                                                                                              -
----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                                                                                                              -
----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                                                $ -        $ -       $ -    $ -      $ -      $ -        $ -
----------------------------------------------------------------------------------------------------------------------------------
BEGINNING CASH - PER BOOKS                      $ -        $ -                                                                $ -
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                                                                                                        -
----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                                                                                                      -
----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION-                                                                                                       -
----------------------------------------------------------------------------------------------------------------------------------
BY INDIVIDUAL DEBTOR MFR-2                                                                                                      -
----------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                                                                                                      -
----------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                         $ -        $ -       $ -        $ -       $ -    $ -      $ -      $ -       $ (1)
==================================================================================================================================



               MOR-8

CASE NAME:  STERLING PULP CHEMICALS, INC.      CASE NUMBER:   01-37812-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g, salary, commission, bonus, etc.) (Attach additional pages as necessary.)

=================================================================================================================================
                                       8/31/2001 (1)    Sep-2001   Oct-2001     Nov-2001     Dec-2001      Jan-2002    FILING TO
INSIDERS: NAME/POSITION/COMP TYPE (2)                                                                                    DATE
1.                                      $--              $--          $--          $--          $--          $--          $--
                                        ---              ---          ---          ---          ---          ---          ---
2.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
3.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
4.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
5.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
6.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
7.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
8.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
9.                                       --               --           --           --           --           --           --
                                        ---              ---          ---          ---          ---          ---          ---
TOTAL INSIDERS (MOR-1)                  $--              $--          $--          $--          $--          $--          $--
                                        ===              ===          ===          ===          ===          ===          ===

==================================================================================================================
                                  8/31/2001 (1)  Sep-2001   Oct-2001   Nov-2001   Dec-2001   Jan-2002    FILING TO
        PROFESSIONALS                                                                                      DATE
        NAME/ORDER DATE
1.                                     $--         $--         $--      $--         $--         $--         $--
                                       ---         ---         ---      ---         ---         ---         ---
2.                                      --          --          --       --          --          --          --
                                       ---         ---         ---      ---         ---         ---         ---
3.                                      --          --          --       --          --          --          --
                                       ---         ---         ---      ---         ---         ---         ---
4.                                      --          --          --       --          --          --          --
                                       ---         ---         ---      ---         ---         ---         ---
5.                                      --          --          --       --          --          --          --
                                       ---         ---         ---      ---         ---         ---         ---
6.                                      --          --          --       --          --          --          --
                                       ---         ---         ---      ---         ---         ---         ---
TOTAL PROFESSIONALS (MOR-1)            $--         $--         $--      $--         $--         $--         $--
                                       ===         ===         ===      ===         ===         ===         ===


(1)  REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (I) DIRECTORS, (II) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (III) AFFILIATES ; AND (IV) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(A) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.


        MOR-9